LEASES	6 Months Ended
Jun. 30, 2024
Leases [Abstract]
LEASES	LEASES
The Company has operating leases for real estate properties for office and warehouse space with initial terms of approximately 8 and 11 years, respectively. Some of the Company’s lease contracts include options to extend the leases for up to 5 years. Our lease agreements generally do not contain any residual value guarantees or restrictive covenants.
The Company determines if a contract contains a lease at inception of the arrangement based on whether the Company has the right to obtain substantially all of the economic benefits from the use of an identified asset and whether the Company has the right to direct the use of an identified asset in exchange for consideration, which relates to an asset that the Company does not own. Right of use (“ROU”) assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. The Company includes options that are reasonably certain to be exercised as part of the lease term. The Company may negotiate termination clauses in anticipation of any changes in market conditions but generally, these termination options are not exercised and not considered in the determination of the lease term. Lease liabilities are recognized at the present value of the future lease payments at the lease commencement date. ROU assets are recognized on the balance sheet based on the lease liability adjusted for any initial direct costs, lease incentives received, and prepaid rent.
The interest rate used to determine the present value of the future lease payments is the Company’s incremental borrowing rate (“IBR”), because the interest rate implicit in most of the Company’s leases is not readily determinable. The IBR is a hypothetical rate based on the Company’s understanding of what its credit rating would be, and resulting interest the Company would pay, to borrow an amount equal to the lease payments in a similar economic environment over the lease term on a collateralized basis. Lease payments may be fixed or variable, however, only fixed payments or in-substance fixed payments are included in the Company’s lease liability calculation. Variable lease payments may include costs such as common area maintenance, utilities, or other costs. Variable lease payments are recognized in operating expenses in the period in which the obligation for those payments is incurred. The Company has elected not to separate non-lease components from lease components and accounts for them as a single lease component. The Company has also elected the short-term lease recognition exemption for all leases that qualify.
The Company’s lease expenses of $1.8 million during both of the six months ended June 30, 2024 and six months ended June 30, 2023 were composed of operating lease costs. The Company does not have any finance leases, short-term lease costs or variable lease costs.
Supplemental cash flow information related to the Company’s operating leases was as follows:

(In thousands of U.S. dollars)	Six months ended June 30, 2024	Six months ended June 30, 2023
Cash paid for amounts included in the measurement of operating lease liabilities:	$1,882	$1,686
Right-of-use assets obtained in exchange for new operating lease liabilities:	$131	$199

Texas Leases
In December 2021 and July 2022, Obagi entered into a lease for a warehouse and office space, respectively, in Texas as part of their plans to relocate headquarters from California.
The warehouse space was never made operational and the Company permanently decided not to use the warehouse with no intention to occupy or utilize the space in the future, and actively began marketing the space for sublease. The Company entered into a sublease for the warehouse space that will run through February 2032 with annual rent of $0.3 million. The sublease does not contain a provision for early termination or extension at the end of the lease. As a result, the Company recorded an impairment charge of $0.8 million during the year ended December 31, 2023 which was the excess of the carrying value of the associated lease right-of-use asset over its fair value.
In September 2023, Obagi vacated the Texas office space and relocated its headquarters back to California, permanently deciding to not use the office with no intention to occupy or utilize the space in the future, and actively began marketing the space for sublease. The Company has entered into a sublease for the office space that will run through December 2025 with annual rent of $0.4 million. The sublease does not contain a provision for early termination or extension at the end of the lease. As a result, the Company recorded an impairment charge of $2.7 million during the year ended December 31, 2023 which was the excess of the carrying value of the associated office lease right-of-use asset over its fair value.
The Company estimated the fair values using discounted cash flows from the estimated net sublease rental income as of the date the decision to sublease was made. The impairment charges are included in general, administrative, and other expenses in the condensed consolidated statements of operations.